EXHIBIT 99
MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	February 1, 2004	to	February 29, 2004

Mark One Box For Each Required Report/Document

This Report is Due 15 Days After the End of the Month.
The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	March 31, 2004		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Net (loss) income from continuing operations				Mickey W. Crane

			Position:	Director of Accounting

			Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	1/31/004	02/29/04	03/31/04	04/30/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324	48,532	44,625	75,615
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634	11,226	26,329	27,893
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678	5,920	6,719	7,249
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776	26,647	26,638	28,539
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997	8,866	17,379	16,608	14,148
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142	10,402	12,095	4,302
Current assets from discontinued operations								18,747	29,762	30,808	588
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143	153,853	174,075	164,565

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502	118,082	122,383	123,897
Assets held for sale						35,299	35,378	(0)	1,958	1,958	1,958
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562	6,903	6,208	5,512	4,817
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265	214,027	212,703	209,561	208,368	207,233
Long-term assets from discontinued operations								44,886	-	-	-
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	$ 502,470
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178	19,976	29,152	26,616
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995	9,790	11,090	11,110
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0	(0)	0	(0)
Current liabilities from discontinued operations								6,123	3,800	4,346	2,400
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297	130,266	151,497	148,162

Liabilities subject to compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424	158,424	68,424	68,424	68,424
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194	1,194	1,194	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295	233,309	233,202	232,277
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913	302,927	302,821	301,895

Long-term debt								(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823	35,084	35,043	34,980
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820	29,365	29,340	21,460
Long-term liabilities from discontinued operations								2,440	-	-	-

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)	(273,576)	(268,875)	(266,781)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)	(12,273)	(15,398)	(15,115)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845	(7,981)	(6,404)	(4,028)
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	$ 502,470	#REF!	#REF

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE
(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209	$ 22,719	$ 47,178	$ 38,061	$ 50,143
Other revenue	1,331	184	508	434	355	366	381	350	387	393	359
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069	47,565	38,454	50,501

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062	34,954	29,636	43,935
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)	1,971	1,967	1,524
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)	96	0	0
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318	37,021	31,602	45,459

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751	10,544	6,852	5,042

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597	1,559	2,178	2,745
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)	(113)	(317)	(219)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357	9,098	4,990	2,517

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525	1,489	1,028	606
Financing fees	-	-	-	-	-	-	-	-	-	-	-
Severance and employee retention							768	72	228	49	90
Bankruptcy trustee fees	-	-	-	57	12	79	(3)	(20)	62	(15)	(20)
Settlements with customers and vendors								-	-	-	-
Impairment of long-lived assets						34,197		(34,197)	(175)	-	-
Rejected executory contracts								-	-	-	-
Other	-	-	-	-	-	-	-	19	3,793	(23)	(80)
	2,794	-	821	(250)	1,068	35,475	1,530	(32,601)	5,417	1,060	616

(Loss) income from continuing operations and before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959	3,681	3,931	1,900

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830	18,835	(35)	(464)

Net (loss) income from continuing operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130	(15,155)	3,966	2,364

Discontinued operations:
(Loss) income from operations of discontinued potash division								(22,880)	825	736	817
(Loss) on disposal of discontinued potash division									(11,728)	-	(1,088)
	-	-	-	-	-	-	-	(22,880)	(10,903)	736	(271)
Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23	$ 250	$ (26,057)	$ 4,701	$ 2,094

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 6,230

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478	56,933	52,567	59,699
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908	142,310	116,532	125,565	-	-

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202	13,468	5,765	14,072
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120	22,886	30,087	26,735
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660	4,880	4,719	4,783
Utilities			1,211	1,583	2,520	2,000	1,016	1,918	1,643	1,609
Interest		2,412	1,044	-	2,227	1,042	-	2,271	1,344	1,158
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382	3,733	4,155	3,971
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750	2,801	2,444	3,160
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660	3,073	4,287	2,148
Reorganization	698	-	373	583	1,252	1,682	472	8,703	720	662
Capital Expenditures		527	970	727	1,094	686	351	1,084	555	363
Chemicals			835	801	859	563	1,793	883	660	1,449
Insurance			197	3,580	629	1,055	662	662	920	643
Trustee Fees			57	12	1	76	-	-	88	-
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866
Other	837	2,553	998	802	1,446	1,293	1,076	1,270	1,707	1,617
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572	153,010	123,056	128,234	-	-

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335	(10,699)	(6,525)	(2,669)	-	-

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317	10	3,293	(1,856)

Net DIP Advances (Payments)		-	-	-	-	2,500	(2,500)	96,700	9,500	500

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 6,230	$ 6,230

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 107,409	$ 107,409
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	500	-	-
DIP Balance, Ending	-	-	-	-	-	2,500	-	96,700	106,200	107,409	107,409	107,409
Accrued Interest	-	-	-	-	-	-	-	-	709	628	-	-
Total DIP Balances	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 107,409	$ 107,409

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 84,250	$ 84,250
Estimated	56,500	12,250	60,250	16,000	1,750	79,500	1,250	5,250	76,500	7,750
Payment			(56,500)	(12,250)	(500)	(76,000)	-	-	(87,500)	-
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 84,250	$ 84,250	$ 84,250

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: January 1, 2004 to January 31, 2004

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 10,255	$ 10,228	$ 0	$ 1	$ 69	$ 0	$ 6	$ (39)	$ 0	$ 8	$ (20)

Operating Receipts
Deposits	59,699	542			35,153		13,823	7,293			2,888
Intercompany Deposits	65,866	29,748	5,877	8,179	0	182		4,522	10	17,322	26
Total Cash Receipts	125,565	30,289	5,877	8,179	35,153	182	13,823	11,814	10	17,322	2,914

Operating Disbursements:
Raw Material Purchases	14,072	122	4,561	2	260		9,120			7
Natural Gas	26,735	3,159		7,297			61	847		15,372
Payroll & Benefits	4,783	4,108		7			40	569	1	57
Utilities	1,609	54		61		0	348	515	4	489	137
Interest	1,158	1,158
Delivery & Storage	3,971		1,306	208	1,051	189	123	989		66	38
Operating & Maintenance Materials	3,160	2		237	0	11	482	1,852		412	165
Taxes, Licenses, Duties, etc.	2,148	1,333		58			41	548	0	168
Reorganization	662	646						16
Capital Expenditures	363	7			5		60	9		282
Chemicals	1,449	596		167			424	140		95	27
Insurance	643	643
Trustee Fees	-
Intercompany Payments	65,866	20,597		0	33,920		2,191	6,737		6	2,415
Other	1,617	651	0	167	(87)	34	155	362	1	242	91
Total Operating Disbursements	128,234	33,074	5,867	8,204	35,149	234	13,045	12,585	7	17,196	2,873

Net Cash Flows from Operations	(2,669)	(2,784)	10	(25)	4	(52)	778	(771)	3	126	41

Negative Cash Balance Reclassified to Payables	(1,856)	(1,731)	(10)	25	(73)	52	(778)	811	(3)	(126)	(22)

Net DIP Advances (Payments)	500	500

Ending Cash Balances	$ 6,230	$ 6,213	$ 0	$ 1	$ (0)	$ 0	$ 6	$ 1	$ 0	$ 8	$ (0)

Loan Balances
DIP Balance, Beginning	$ 106,909	$ 106,909	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	500	500	-		-	-	-	-	-	-	-
DIP Balance, Ending	107,409	107,409	-	-	-	-	-	-	-	-	-
Accrued Interest	628	628	-	-	-	-	-	-	-	-	-
Total DIP Balances	$ 108,037	$ 108,037	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 1, 2004	$ 251,290	$ 67,933	$ 8,940	$ 19,637	$ 64,198	$ 477	$ 26,681	$ 24,282	$ 20	$ 33,581	$ 5,542

Trustee Fees (Dollars):
Beginning Balance	$ 76,500	$ 10,000	$ 8,000	$ 10,000	$ 10,000	$ 750	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 7,500
Estimated	7,750	-	2,000	-	-	3,000	-	-	250	-	2,500
Payment	-	-	-	-	-	-	-	-	-	-	-
Ending Balance	$ 84,250	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,750	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 10,000

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: January 1, 2004 to January 31, 2004
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (19)	$ (19)
FICA	18	18
FUTA	34	34
SIT	89	89
SUTA	64	64
Other	942	942
A/P Trade	1,901	1,901
A/P Received not paid	15,036	15,036
A/P Consignment parts	(2)	(2)
A/P Freight	893	893
A/P Contract retention	352	352
A/P Competitive discounts	(197)	(197)
A/P Medical claims - IBNR	548	548
A/P Other	8,113	8,113
Employee benefits & withholdings	4,152	4,152
Accrued taxes - Federal & State	282	282
Accrued interest	2,720	2,720
Closure cost - Current	2,800	2,800
	$ 37,725	$ 37,725	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 46,562	39,266	6,546	244	505
A/R Miscellaneous Billings	573	377	101	0	94
A/R Other	28,443	28,443
A/R Affiliates	37	37
Notes Receivable-Employees	0	0
	$ 75,615	$ 68,124	$ 6,648	$ 244	$ 600

FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: January 1, 2004 to January 31, 2004
Case Number: 03-2984WEE
Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Net (loss) income from continuing operations	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: January 1, 2004 to January 31, 2004
Case Number: 03-2984WEE

DISCUSSION

A

On March 2, 2004, Mississippi Chemical Corporation through two wholly owned subsidiaries (Mississippi Potash, Inc.- 03-2990 and Eddy Potash, Inc. - 03-2991) completed the disposition of substantially all of such subsidiaries' assets to two subsidiaries of Intrepid Mining LLC, a Denver, Colorado, based natural resources company ("Buyer"), pursuant to that certain Asset Purchase Agreement, dated as of November 26, 2003. The Buyer is not affiliated with the Company. The closing purchase price was $27,397,944.91 in cash subject to post-closing adjustment. The purchase price consisted of $20,000,000 for the operating assets, plus 96% of receivables, plus inventory at various price levels, plus certain prorated amounts, minus accounts payable. At closing, the Company deposited the following amounts of the closing purchase price in escrow accounts in the event such funds are due to Buyer: (i) $300,000.00 to be applied against any post-closing adjustment that may be required of the Company, and (ii) $500,000.00 to be applied against the Company's indemnity obligations under the Asset Purchase Agreement should payment be required.

FORM 2-E.4